UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2010

CHINA GREEN AGRICULTURE, INC.

 (Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 23, 2010,  Ms. Ying Yang resigned from her position as chief financial officer of our company. Ms. Yang will serve as a consultant of our company for an unspecified duration.

Effective April 23, 2010, our Board of Directors appointed Mr. Ken Ren,  as our new chief financial officer.

The biographical information of Mr. Ren required by this Item is set forth below.

Ken Ren, 33 years old. Prior to joining our company, he served as a capital market analyst for the Federal Home Loan Bank of Des Moines since April 2009, where he analyzed, priced, and assisted in trading investments and issuing debt, conducted hedges and performed relative value analysis in the bank’s capital market group.  From March 2008 to April 2009, Mr. Ren served as a senior investment associate at an asset management subsidiary of Wells Fargo, which provides money management services to institutional clients.  Prior to that, Mr. Ren served as a portfolio analyst at Risk, Valuation and Analytics department, GMAC-ResCap from January 2007 through December 2007, where he was responsible for risk analytics in managing the credit residual portfolio. He worked in the ABS task force for Commerzbank from December 2007 to March 2008. Mr. Ren received a Ph.D. degree in Operations Research in 2006, and a M.S. degree in Computational Finance in 2004, both from Purdue University.

There is no family relationship between Mr. Ren and any of our directors or management.

The employment terms, including compensation package to Mr. Ren, are in the process of being finalized. Once finalized, the terms will be reported in an amendment to this report.

Item 8.01.       Other Events.

On April 27, 2010, we issued a press release announcing the resignation of Ms. Yang as chief financial officer of our company and the appointment of Mr. Ren as the new chief financial officer of our company, a copy of which is attached hereto as Exhibit 99.1.

On the same day, we issued a press release announcing the entry into a non-binding memorandum for our acquisition of a 300,000 metric ton fertilizer facility in China, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits.

(d)          Exhibits.

The following is filed as exhibits to this report:

Exhibit No.	Description

99.1	Press Release, dated April 27, 2010 regarding the new CFO appointment

99.2	Press Release, dated April 27, 2010 regarding the entry into a non-binding memorandum on the acquisition of a fertilizer facility in China

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	CHINA GREEN AGRICULTURE, INC.
(Registrant)

	By:	/s/ Tao Li
Tao Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 27, 2010 regarding the new CFO appointment

99.2	Press Release, dated April 27, 2010 regarding the entry into a non-binding memorandum on the acquisition of a fertilizer facility in China